UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811 - 3081

Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/11

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May LoseValue

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	UnderstandingYour Fund’s Expenses
6	ComparingYour Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Appreciation Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Appreciation Fund, Inc., covering the six-month period from January 1, 2011, through June 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although 2011 began on an optimistic note amid encouraging economic data, by midyear investors returned to a more cautious outlook. The U.S. and global economies continued to grow over the reporting period, but at a relatively sluggish pace. First, manufacturing activity proved unsustainably strong in late 2010 and early 2011, leading to a subsequent slowdown in new orders. Second, turmoil in the Middle East drove oil prices higher and produced an inflationary drag on real incomes.Third, natural and nuclear disasters in Japan added to upward pressure on energy prices, and these unexpected events disrupted the global supply chain, especially in the automotive sector. Finally, in the United States, disappointing labor and housing markets weighed on investor sentiment. As a result, U.S. stocks generally produced only modest gains over the first half of the year.

We expect economic conditions to improve over the second half of 2011. Inflationary pressures appear to be peaking in most countries, including the United States, and we have already seen energy prices retreat from their highs. In addition, a successful resolution to the current debate regarding government spending and borrowing, without major fiscal tightening over the near term, should help avoid a serious disruption to the domestic economy. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through June 30, 2011, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended June 30, 2011, Dreyfus Appreciation Fund produced a total return of 7.45%.1 In comparison, the total return of the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), was 6.01% for the same period.2

Although stocks rallied early in the year as an economic recovery appeared to gain traction, renewed concerns later caused the market to give back some of its previous gains.The fund produced a higher return than its benchmark, primarily due to its focus on higher-quality stocks that held up well during bouts of market weakness.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.To pursue these goals, the fund normally invests at least 80% of its assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks had improved dramatically by the start of 2011 due to improvements in employment, consumer spending and corporate earnings, sending stock prices broadly higher. However, the market rally was interrupted in February when political unrest in the Middle East led to sharply rising crude oil prices, and again in March when devastating natural and nuclear disasters in Japan threatened one of the world’s largest economies. Nonetheless, investors proved resilient, and the U.S. stock market bounced back from these unexpected shocks.

In late April, investor sentiment began to deteriorate when Greece again appeared headed for default on its sovereign debt, U.S. economic data proved disappointing and the debate regarding U.S. government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus from economically sensitive industry groups to those that historically have held up well under uncertain economic conditions.

Quality Bias Supported Fund Performance

Our longstanding focus on blue-chip companies with globally diversified markets, healthy balance sheets and strong income characteristics enabled the fund to participate substantially in market rallies over the reporting period, and it held up better than market averages during market declines.

Underweighted exposure to the financials sector helped the fund avoid concerns related to financial institutions that might be adversely affected by a slowdown in the U.S. economy, Europe’s sovereign debt crisis and a more stringent regulatory environment. Although the fund also held an underweighted position in the information technology sector, the fund scored individual successes in holdings such as payroll processor Automatic Data Processing (ADP), wireless chip maker QUALCOMM and consulting services giant International Business Machines. Finally, an overweighted position supported relative performance in the energy sector, where integrated energy leader Exxon Mobil ranked among the fund’s top contributors to relative performance.

Detractors from relative performance included comparative weakness in key holdings in the consumer discretionary, health care and materials sectors. Results from the consumer discretionary sector were hurt by underweighted exposure and unfortunate stock selections. For example, mass merchandiser Target was hurt by the dampening effect of higher energy prices on consumer spending. Our security selection strategy also undermined results in the health care sector, where Merck & Co. suffered pipeline related setbacks and Medtronic dealt with earnings disappointments. Lastly, in the materials sector, metals-and-mining giants Freeport-McMoRan Copper & Gold and Rio Tinto posted lagging performance due to concerns regarding a slowdown in global economic growth.

New Opportunities in a Choppy Economic Recovery

We expect the U.S. economic rebound to persist fitfully amid significant headwinds over the remainder of 2011, leading us to conclude that investors will continue to favor large, multinational companies with solid business fundamentals. In addition, we believe that stocks may be poised for further gains as companies deploy some of the massive cash reserves on their balance sheets. In the reporting period, we eliminated the fund’s holdings of Becton Dickinson & Co., Fomento Economico Mexicano, SYSCO, Halliburton and Microsoft to focus on better opportunities we believe we have identified in the McDonald’s Latin American franchisee, Arcos Dorados Holdings, and Canadian oil producer Imperial Oil.

July 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.
3	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from January 1, 2011 to June 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2011

Expenses paid per $1,000†	$ 4.94
Ending value (after expenses)	$1,074.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2011

Expenses paid per $1,000†	$ 4.81
Ending value (after expenses)	$1,020.03

† Expenses are equal to the fund’s annualized expense ratio of .96%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2011 (Unaudited)

Common Stocks—94.7%	Shares	Value ($)
Consumer Discretionary—10.0%
Arcos Dorados Holdings, Cl. A	500,000 [a]	10,545,000
McDonald’s	1,344,700	113,385,104
McGraw-Hill	657,000 [a]	27,534,870
News, Cl. A	2,212,308	39,157,851
News, Cl. B	166,900 [a]	3,017,552
Target	1,459,100	68,446,381
Wal-Mart Stores	1,259,100	66,908,574
Walt Disney	885,000	34,550,400
		363,545,732
Consumer Staples—25.9%
Altria Group	2,673,700 [a]	70,612,417
Christian Dior	293,500	46,179,921
Coca-Cola	2,500,000	168,225,000
Estee Lauder, Cl. A	317,900	33,439,901
Kraft Foods, Cl. A	1,200,568	42,296,011
Nestle, ADR	1,921,150	119,841,337
PepsiCo	1,009,300	71,084,999
Philip Morris International	2,923,700	195,215,449
Procter & Gamble	1,667,300	105,990,261
Walgreen	1,722,200	73,124,612
Whole Foods Market	157,500	9,993,375
		936,003,283
Energy—21.5%
Chevron	1,467,400	150,907,416
ConocoPhillips	1,406,700	105,769,773
Exxon Mobil	2,668,598	217,170,505
Imperial Oil	680,400	31,699,836
Occidental Petroleum	896,600	93,282,264
Royal Dutch Shell, Cl. A, ADR	1,276,800	90,818,784
Total, ADR	1,509,900 [a]	87,332,616
		776,981,194
Financial—5.2%
Berkshire Hathaway, Cl. A	322 [b]	37,385,810
Franklin Resources	325,000	42,669,250

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Financial (continued)
HSBC Holdings, ADR	418,166	[a]	20,749,397
JPMorgan Chase & Co.	2,108,400		86,317,896
			187,122,353
Health Care—10.1%
Abbott Laboratories	1,401,300		73,736,406
Intuitive Surgical	91,200	[b]	33,936,432
Johnson & Johnson	1,815,900		120,793,668
Medtronic	709,500		27,337,035
Merck & Co.	1,034,000		36,489,860
Novo Nordisk, ADR	258,500		32,384,880
Roche Holding, ADR	1,008,400	[a]	42,312,464
			366,990,745
Industrial—4.6%
Caterpillar	702,500		74,788,150
General Electric	1,877,400		35,407,764
United Technologies	626,600		55,460,366
			165,656,280
Information Technology—11.4%
Apple	454,200 [b]		152,461,314
Automatic Data Processing	672,800		35,443,104
Intel	3,014,500		66,801,320
International Business Machines	525,000		90,063,750
QUALCOMM	302,000		17,150,580
Texas Instruments	1,552,200		50,958,726
			412,878,794
Materials—6.0%
Air Products & Chemicals	250,000		23,895,000
Freeport-McMoRan Copper & Gold	1,451,200		76,768,480
Praxair	550,100		59,625,339
Rio Tinto, ADR	764,200 [a]		55,266,944
			215,555,763
Total Common Stocks
(cost $2,234,646,568)			3,424,734,144

Other Investment—5.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $207,695,000)	207,695,000 [c]	207,695,000

Investment of Cash Collateral
for Securities Loaned—.9%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $32,793,907)	32,793,907 [c]	32,793,907

Total Investments (cost $2,475,135,475)	101.3%	3,665,223,051
Liabilities, Less Cash and Receivables	(1.3%)	(47,890,037)
Net Assets	100.0%	3,617,333,014

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At June 30, 2011, the value of the fund’s securities on loan was $32,384,389 and the value of the collateral held by the fund was $32,793,907.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	25.9	Money Market Investments	6.6
Energy	21.5	Materials	6.0
Information Technology	11.4	Financial	5.2
Health Care	10.1	Industrial	4.6
Consumer Discretionary	10.0		101.3

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $32,384,389)—Note 1(b):
Unaffiliated issuers	2,234,646,568	3,424,734,144
Affiliated issuers	240,488,907	240,488,907
Cash		4,501,253
Receivable for shares of Common Stock subscribed		9,501,695
Dividends and interest receivable		7,128,928
Prepaid expenses		252,783
		3,686,607,710
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,780,953
Due to Fayez Sarofim & Co.		624,381
Payable for investment securities purchased		30,856,130
Liability for securities on loan—Note 1(b)		32,793,907
Payable for shares of Common Stock redeemed		2,462,276
Accrued expenses		757,049
		69,274,696
Net Assets ($)		3,617,333,014
Composition of Net Assets ($):
Paid-in capital		2,403,547,160
Accumulated undistributed investment income—net		29,435,257
Accumulated net realized gain (loss) on investments		(5,736,979)
Accumulated net unrealized appreciation
(depreciation) on investments		1,190,087,576
Net Assets ($)		3,617,333,014
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		88,138,475
Net Asset Value, offering and redemption price per share ($)		41.04

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,661,569 foreign taxes withheld at source):
Unaffiliated issuers	45,234,505
Affiliated issuers	111,873
Income from securities lending—Note 1(b)	253,934
Total Income	45,600,312
Expenses:
Investment advisory fee—Note 3(a)	5,598,089
Sub-investment advisory fee—Note 3(a)	3,661,908
Shareholder servicing costs—Note 3(b)	6,392,253
Prospectus and shareholders’ reports	132,294
Custodian fees—Note 3(b)	64,993
Directors’ fees and expenses—Note 3(c)	61,541
Registration fees	40,089
Professional fees	33,317
Loan commitment fees—Note 2	7,378
Interest expense—Note 2	1,442
Miscellaneous	166,379
Total Expenses	16,159,683
Less—reduction in fees due to earnings credits—Note 3(b)	(2,492)
Net Expenses	16,157,191
Investment Income—Net	29,443,121
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,015,295
Net unrealized appreciation (depreciation) on investments	203,803,568
Net Realized and Unrealized Gain (Loss) on Investments	206,818,863
Net Increase in Net Assets Resulting from Operations	236,261,984

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010
Operations ($):
Investment income—net	29,443,121	35,817,827
Net realized gain (loss) on investments	3,015,295	68,256,520
Net unrealized appreciation
(depreciation) on investments	203,803,568	268,937,978
Net Increase (Decrease) in Net Assets
Resulting from Operations	236,261,984	373,012,325
Dividends to Shareholders from ($):
Investment income—net	(512,036)	(35,959,606)
Capital Stock Transactions ($):
Net proceeds from shares sold	742,994,695	1,530,816,023
Dividends reinvested	385,037	24,979,865
Cost of shares redeemed	(589,591,282)	(988,576,376)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	153,788,450	567,219,512
Total Increase (Decrease) in Net Assets	389,538,398	904,272,231
Net Assets ($):
Beginning of Period	3,227,794,616	2,323,522,385
End of Period	3,617,333,014	3,227,794,616
Undistributed investment income—net	29,435,257	504,172
Capital Share Transactions (Shares):
Shares sold	18,553,869	43,276,483
Shares issued for dividends reinvested	9,659	656,296
Shares redeemed	(14,928,424)	(28,739,101)
Net Increase (Decrease) in Shares Outstanding	3,635,104	15,193,678

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2011			Year Ended December 31,
(Unaudited)		2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	38.20	33.52	28.23	44.70	43.78	39.75
Investment Operations:
Investment income—net[a]	.35	.57	.56	.64	.62	.61
Net realized and
unrealized gain (loss)
on investments	2.50	4.54	5.37	(15.16)	2.24	5.83
Total from Investment
Operations	2.85	5.11	5.93	(14.52)	2.86	6.44
Distributions:
Dividends from
investment income—net	(.01)	(.43)	(.64)	(.72)	(.64)	(.62)
Dividends from net realized
gain on investments	—	—	—	(1.23)	(1.30)	(1.79)
Total Distributions	(.01)	(.43)	(.64)	(1.95)	(1.94)	(2.41)
Net asset value,
end of period	41.04	38.20	33.52	28.23	44.70	43.78
Total Return (%)	7.45[b]	15.26	21.01	(32.37)	6.54	16.26
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.96[c]	.99	1.09	.97	.95	.95
Ratio of net expenses
to average net assets	.96[c]	.99	1.07	.96	.95	.95
Ratio of net investment
income to average
net assets	1.75[c]	1.66	1.95	1.65	1.37	1.45
Portfolio Turnover Rate	2.71[b]	28.73	.92	6.98	7.35	1.00
Net Assets,
end of period
($ x 1,000)	3,617,333	3,227,795	2,323,522	2,471,236	4,346,776	4,382,198

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
See notes to financial statements.

The Fund	13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no trans-

actions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

    Level 1—unadjusted quoted prices in active markets for identical investments.

    Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

    Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	2,887,602,965	—	—	2,887,602,965
Equity Securities—
Foreign†	537,131,179	—	—	537,131,179
Mutual Funds	240,488,907	—	—	240,488,907
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at June 30, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition,ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either invested in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2011, The Bank of New York Mellon earned $108,829 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2010 ($)	Purchases ($)	Sales ($)	6/30/2011 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	187,323,000	450,594,000	430,222,000	207,695,000	5.7
Dreyfus
Institutional
Cash
Advantage
Fund	66,999,339	972,833,048	1,007,038,480	32,793,907.9
Total	254,322,339	1,423,427,048	1,437,260,480	240,488,907	6.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $8,164,584 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2010 was as follows: ordinary income $35,959,606. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2011, was approximately $204,400, with a related weighted average annualized interest rate of 1.42%

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to an investment advisory agreement with Dreyfus and a sub-investment advisory agreement with Sarofim are payable monthly, at the annual rates of .3325% and .2175%, respectively, of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25% of the value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2011, the fund was charged $4,209,090 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2011, the fund was charged $369,450 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2011, the fund was charged $54,403 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2,492.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2011, the fund was charged $64,993 pursuant to the custody agreement.

During the period ended June 30, 2011, the fund was charged $2,981 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $954,514, shareholder services plan fees $717,680, custodian fees $36,500, chief compliance officer fees $2,259 and transfer agency per account fees $70,000.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2011, amounted to $252,121,714 and $88,792,490, respectively.

At June 30, 2011, accumulated net unrealized appreciation on investments was $1,190,087,576, consisting of $1,203,413,057 gross unrealized appreciation and $13,325,481 gross unrealized depreciation.

At June 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: August 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: August 19, 2011

By: /s/ James Windels
James Windels, Treasurer
Date: August 19, 2011

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

6